SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

Rogue Wave Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28900	93-1064214
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 473-9118

(Registrant’s telephone number)

Item 7.	Financial Statements and Exhibits.

99.1	Press Release dated October 28, 2003.
Item 12.	Results of Operations and Financial Condition.

On October 28, 2003, Rogue Wave Software issued a press release announcing financial results for fiscal fourth quarter and year ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference.

Limitation on Incorporation by Reference. In accordance with General Instruction B.6 of Form 8-K, the information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

The above information can also be obtained from Rogue Wave’s website at www.roguewave.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROGUE WAVE SOFTWARE, INC.

Date: November 3, 2003	By:	/s/ Kathleen E. Brush
	Its:	Chief Executive Officer